UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 18, 2011
(Date of earliest event reported)

GENTOR RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 333-130386
_____________________________________

Florida	20-267977
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 First Canadian Place, Suite 7070
100 King Street West
Toronto, Ontario M5X 1E3
Canada
(Address of principal executive offices, including zip code)

(416) 366-2221
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 18, 2011, Gentor Resources, Inc. issued a press release entitled “Gentor Announces Financing.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 7.01, including exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information contained under this Item 7.01 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Press release of Gentor Resources, Inc. dated July 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTOR RESOURCES, INC.
By:	/s/ Arnold Kondrat
Arnold Kondrat Executive Vice President

Date: July 19, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Gentor Resources, Inc. dated July 18, 2011.